Exhibit 99.1

INDEPENDENT BANK CORP. STOCK OPTION
Dated xxxxxxxx

     OPTION AGREEMENT made as of this xxth day of xxxxxx, 200x between Independent Bank Corp., a Massachusetts corporation (hereinafter called the “Corporation”), and xxxxxxxxx, an employee of the Corporation or one or more of its subsidiaries (hereinafter called the “Employee”).

     The Corporation desires, by affording the Employee an opportunity to purchase xxxxx shares of its Common Stock, $.01 par value (hereinafter called the Common Stock), as hereinafter provided, to carry out the purposes of the 1997 Employee Stock Option Plan of the Corporation, adopted February 13, 1997 and approved by the stockholders of the Corporation on April 10, 1997 (the “Plan”).

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree as follows:

     1. Grant of Option. The Corporation irrevocably grants to the Employee the right and option (hereinafter called the Option) to purchase all or any part of an aggregate of xxxxx shares of the Common Stock (such number being subject to adjustment as provided in Section 9 hereof) on the terms and conditions herein set forth.

     2. Purchase Price. The purchase price of the shares of the Common Stock covered by the Option shall be $xx.xx per share.

     3. Term of Option. The term of the Option shall be until the close of business on xxxxxxxxx, subject to earlier termination as provided in Section 6 hereof. This Option shall not be exercisable as to any of the shares subject hereto during the period from the date hereof until xxxxxxxxxx. Thereafter (subject to the terms and conditions of this Option Agreement), this Option shall be exercisable as to xxxx of the Shares subject hereto, shall become exercisable as to an additional xxxx Shares on xxxxxxx, and shall be fully exercisable from xxxxxxxxx until the expiration or termination of the Option in accordance with its terms. Except as provided in this Section and Sections 6, 7 and 8 hereof, the Option may not be exercised at any time unless the Employee shall have been in the continuous employ of the Corporation and/or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

     This Option is issued subject to the conditions, and every holder hereof by accepting the same agrees with the Corporation, that this Option has been acquired for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

     The Board of Directors of the Corporation may, in its discretion, require as conditions to the right to exercise this Option that (a) a Registration Statement under the Securities Act of 1933, as amended, shall be in effect and current with respect to the shares issuable upon exercise of this Option, or (b) the Employee has given to the Corporation prior to the purchase of any shares pursuant hereto, assurances satisfactory to it that such shares are being purchased for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, including without limitation, a written agreement of the Employee that the shares will not be transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Corporation gives a written opinion that such transfer is permissible under Federal and State law without registration. Each certificate representing the shares shall be so endorsed.

     Nothing herein contained shall be deemed to require the Corporation to register, under Federal or any State law, this Option or any shares issued hereunder.

     4. Payment of Purchase Price.

          (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall be made (i) by delivery to the Corporation of cash or check to the order of the Corporation in an amount equal to the purchase price of shares, (ii) by delivery to the Corporation of shares of Common Stock already owned by the Employee having a fair market value as of the date of exercise equal to the aggregate purchase price of the shares as to which this Option shall be exercised, or (iii) any combination of such methods of payment.

          (b) Valuation of Shares Tendered in Payment of Purchase Price. For purposes hereof, the fair market value of any shares of Common Stock which may be delivered to the Corporation in exercise of this Option shall be determined in accordance with the terms of the Plan.

          (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Employee exercises this Option by delivery of shares of Common Stock, the certificate or certificates representing the shares of Common Stock to be delivered shall be duly executed for transfer in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Corporation. Fractional shares of Common Stock or a written authorization which would result in the issuance of fractional shares of Common Stock will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

          (d) Restrictions on Use of Common Stock. Notwithstanding anything to the contrary contained in this Agreement, no shares of Common Stock may be tendered in payment of the purchase price of shares purchased upon exercise of this Option if the shares so tendered were acquired within six months prior to the date of such tender (for purposes hereof, shares of Common Stock shall be deemed to have been held by an Employee for six months if such shares were issued to such Employee upon exercise of a stock option granted to the Employee by the Corporation and the period from the date of the grant of the option pursuant to which such shares were acquired until the delivery date of such shares of the Corporation pursuant hereto is at least six months).

     5. Non-transferability. Notwithstanding anything contained in the Plan to the contrary, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Employee, only by him. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.

     6. Termination of Employment.

          (a) Termination For Cause; Resignation Without Good Reason.

               (i) Except as otherwise provided in this Option Agreement and notwithstanding anything contained in the Plan to the contrary, if the Employee’s employment is terminated by the Corporation (including for purposes of this Section 6, any of the Corporation’s subsidiaries) for Cause, as defined below in Section 6(a)(ii) or if the Employee resigns from his employment for any reason other than for Good Reason, as defined below in Section 6(a)(iii), the Employee’s rights to exercise this Option in the event his employment terminates shall automatically terminate.

               (ii) Termination for “Cause” shall refer to the Corporation’s termination of the Employee’s service with the Corporation at any time because the Employee has: (A) refused or failed to devote his full normal working time, skills, knowledge, and abilities to the business of the Company and in promotion of its interests; or (B) been convicted of any crime which reasonably could affect the reputation of the Company or the Employee’s ability to perform the duties required of him; or (C) engaged in (1) activities involving his personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulations (other than traffic violations or similar offenses) or breach of fiduciary duty or (2) dishonest activities involving the Employee’s relations with the Company, or any of its employees, customers or suppliers; or (D) committed larceny, embezzlement, conversion or any other act involving the misappropriation of Company or customer funds in the course of employment; or (E) committed an act involving gross negligence on the part of the Employee in the conduct of his duties; or (F) evidenced a drug addiction or dependency on the part of the Employee.

               (iii) Resignation for “Good Reason” shall mean the resignation of the Employee after the Board or the President and Chief Executive Officer, without Cause (as defined in Section 6(a)(ii) above), substantially changes the Employee’s core duties or removes the Employee’s responsibility for those core duties, so as to effectively cause the Employee to no longer be performing the duties of an officer of the status of the Employee, and/or resignation of the Employee after a reduction in Employee’s base salary, in each case without Cause (as defined above), and without the consent of the Employee.

               (iv) The date of termination of employment by the Corporation for purposes of Section 6 hereof shall be the last date on which the Employee is required by the Corporation to report for work and perform duties in the regular and ordinary course. The date of a resignation by the Employee for purposes of Section 6 hereof shall be the date specified in the written notice of resignation from the Employee to the Corporation. “Termination Date” as used hereinafter shall refer to the date of termination of employment or the date of resignation as defined in this paragraph as appropriate.

          (b) Termination Without Cause; Resignation for Good Reason. If during the term of this Option, either (A) the Employee’s employment with the Company is terminated without Cause (as such term is defined in Section 6(a)(ii) hereof), or (B) the Employee resigns for Good Reason (as such term is defined in Section 6(a)(iii) hereof) from employment with the Company, the Employee shall be entitled to have all stock options which have been granted to the Employee pursuant to this Option Agreement which were exercisable on the Termination Date to remain exercisable until the earlier of the last date on which the Employee is entitled to receive severance benefits from the Company or the date which is three (3) months following the Termination Date, provided, however, that if the provisions of Section 6(c) are applicable to such termination of employment, the Employee’s rights shall be governed by Section 6(c).

          (c) Change in Control.

               (i) If during the term of this Option, any of the events constituting a Change of Control (as such term is defined in Section 6(c)(ii) hereof), shall be deemed to have occurred, and following such Change of Control, either (A) the Employee’s employment with the Corporation or any successor by merger or otherwise as a result of the Change of Control, is terminated by the Corporation for any reason other than for Cause (as such term is defined in Section 6(a)(ii) hereof), or (B) the Employee resigns for Good Reason (as such term is defined in Section 6(a)(iii) hereof) from employment with the Corporation or any successor by merger or otherwise as a result of the Change of Control, all stock options which have been granted to the Employee pursuant to this Option Agreement shall immediately become fully exercisable and shall remain exercisable for a period of three (3) months after the Termination Date.

               (ii) A “Change of Control” shall be deemed to have occurred if, subsequent to the date hereof and during the term of this Option Agreement (A) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the then outstanding common stock of the Corporation or Rockland, or (y) securities of either the Corporation or Rockland representing a majority of the combined voting power of the then outstanding voting securities of the Corporation or Rockland, respectively, or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of any such two-year period constitute the Board of Directors of the Corporation cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of the Corporation, unless the election of each new director was nominated or approved by at least two-thirds of the directors of the Board then still in office who were either directors at the beginning of such two-year period or whose election or whose nomination for election was previously so approved.

               (iii) If any payment or benefit received or to be received by the Employee in connection with the termination of his employment (whether payable pursuant to the terms of this Option Agreement or any other plan, arrangement or agreement with the Corporation, Rockland or any corporation affiliated with the Corporation (as “Affiliates”)) within the meaning of Section 1504 (determined without regard to Section 1504(b)) of the Code (collectively, with the payments pursuant to Sections 6(c)(i) and 6(c)(iii) of this Agreement, “Total Payments”) would not be deductible in whole or in part by the Corporation or an Affiliate as a result of section 280G of the Code, the payments pursuant to Section 6(c)(i) and 6(c)(iii) of this Agreement to such Employee shall be reduced in the least amount necessary so that no portion of the Total Payments is not deductible as a result of Section 280G of the Code. For purposes of this limitation, (A) no portion of the Total Payments, the receipt or enjoyment of which the Employee shall have effectively waived in writing prior to the date of payment of amounts payable pursuant to Section 6(c)(i) or Section 6(c)(iii) shall be taken into account, (B) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Corporation does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code, and (C) the value of the noncash benefit or any deferred cash payment included in the Total Payments shall be determined by the Corporation’s independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     7. Retirement or Disability of Employee. In the event that the employment of the Employee shall be terminated on account of retirement at the Employee’s normal retirement date, the Option may be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within three (3) months after such termination, as long as such Option is exercised during the term of this Option as set forth in Section 3 hereof. In the event that the employment of the Employee shall be terminated on account of permanent and total disability as such term is defined in Section 22(e)(3) of the Code or any successor thereto, such Option may be exercised at any time within one (1) year after such termination, as long as such Option is exercised during the term of the Option as set forth in Section 3 hereof. So long as the Employee shall continue to be an employee of the Corporation or one or more of its subsidiaries (“employment” for purposes of this Option shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations or if this Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation shall be considered for all purposes of this Option to be employment by the Corporation and its subsidiaries), the Option shall not be affected by any change of duties or position. Nothing in this Option Agreement shall confer upon the Employee any right to continue in the employ of the Corporation or of any of its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate his employment at any time.

     8. Death of Employee. If the Employee shall die while he shall be employed by the Corporation or one or more of its subsidiaries or within three (3) months after the Termination Date, the Option may be exercised by a legatee or legatees of the Employee under his last will, or by his personal representatives or distributees, at any time after his death until the expiration of this Option in accordance with the terms set forth in

Section 3 hereof, but only to the extent that such Option was exercisable by the Employee at the time of his death and had not theretofore been exercised by him or expired.

     9. Adjustments. Except as otherwise provided herein, if all or any portion of the Option shall be exercised subsequent to any Common Stock split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization, sale of all or substantially all of the assets of the Corporation, or liquidation occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in Section 2 hereof) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such purchase and all such stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, sale of asset transactions, or exchanges of shares, separations, reorganizations, or liquidations, provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued; and provided further, that in accordance with the provisions of subsection (a) of Section 424 of the Code a new option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such subsection (a) is applicable. Upon the dissolution or liquidation of the Corporation other than in connection with a transaction to which such subsection (a) is applicable, the Option granted hereunder shall terminate and become null and void, but the Employee shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

     10. Method of Exercising Option. Subject to the terms and conditions of this Option Agreement, the Option may be exercised by written notice to the Corporation, at 288 Union Street, Rockland, Massachusetts 02370. Such notice shall state the election to exercise the Option and the number of shares in respect to which it is being exercised, and shall be signed by the person or persons so exercising the Option. At that time, this Option Agreement shall be turned in to the Corporation for action by the Corporation to reduce the number of shares to which it applies. Such notice shall either: (a) be accompanied by payment of the full purchase price of such shares, in which event the Corporation shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received; or (b) fix a date (which shall be a business day not less than five nor more than ten business days from the date such notice shall be received by the Corporation) for the payment of the full purchase price of such shares against delivery of a certificate or certificates representing such shares. Payment of such purchase price shall, in either case, be made in the manner provided in Section 4 hereof. The certificate or certificates for the shares as to which Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option, (or, if the Option shall be exercised by the Employee and if the Employee and another person jointly, with the right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 7 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

     11. Limitation on Incentive Stock Options.

          (a) Except as otherwise provided under the Code, to the extent that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options held by the Employee under the Plan and all other stock option plans of the Corporation and its subsidiaries are exercisable for the first time by the Employee during any calendar year exceeds $100,000, such excess Options shall be treated as stock options which do not meet the qualifications of Incentive Stock Options. For purposes of the foregoing limitation, (a) the fair market value of Common Stock subject to an option shall be determined as of the time such option is granted; and (b) the limitation shall be applied by taking into account options in the order they were granted. In the event the Employee exercises Options in excess of the limitation set forth herein, the Corporation shall issue a separate certificate for the shares issued upon exercise of the Options which are Incentive Stock Options, and instruct its transfer agent to identify such certificates as Incentive Stock Option stock in the Corporation’s stock transfer records.

          (b) It is understood and intended that this Option shall qualify as an Incentive Stock Option as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under the Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option within one year after the day of the transfer of such shares to the Employee, nor within two years after grant of this Option. If the Employee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such shares within said periods, she agrees to notify the Corporation prior to such disposition. The Corporation makes no representation or warranties whatsoever that this Option or any shares purchased pursuant hereto qualify under any federal or state law for favorable tax treatment.

     12. General. The Corporation shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereof.

     13. Withholding. The Corporation shall have the right to deduct from payments of any kind otherwise due to the Employee any Federal, State or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under this Option Agreement. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the Employee may elect to satisfy such obligations, in whole or in part, (a) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of this Option or (b) by delivering to the Corporation shares of Common Stock already owned by the Employee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined in accordance with the terms of the Plan as of the day immediately preceding the date that the amount of tax to be withheld is to be determined. The Employee who has made an election pursuant to this Section 12 may only satisfy his withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, in the case of a Reporting Person (as defined in the Plan), no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

     14. Subsidiary. As used herein, the term “subsidiary” shall mean any present or future corporation which would be a “subsidiary corporation” of the Corporation, as the term is defined in Section 424 of the Code.

     15. Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Corporation has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and the Employee has hereunto set his hand and seal all as of the day and year first above written.

INDEPENDENT BANK CORP.
Corporate Seal

Attest:	By:

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Linda M. Campion, Clerk	xxxxxxxxxxxxxxxx
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